                                    DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                                        with

                                         OppenheimerFunds Distributor, Inc.

                                                For Class N Shares of

                                            Oppenheimer Series Fund, Inc.

This  Distribution  and Service Plan and Agreement (the "Plan") is dated as of the 12th day of October,  2000 by and between  Oppenheimer  Series Fund,  Inc.,  on behalf of its series,  Oppenheimer  Disciplined  Allocation  Fund (the
"Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1.       The Plan.  This Plan is the Fund's  written  distribution  and service  plan for Class N shares of the Fund
         ---------
(the  "Shares"),  contemplated  by Rule  12b-1  as it may be  amended  from  time to time  (the  "Rule")  under  the
Investment  Company Act of 1940 (the "1940 Act"),  pursuant to which the Fund will  compensate the  Distributor  for its  services  in  connection  with the  distribution  of  Shares,  and the  personal  service  and  maintenance  of shareholder  accounts that hold Shares  ("Accounts").  The Fund may act as  distributor of securities of which it is the  issuer,  pursuant  to the Rule,  according  to the terms of this Plan.  The terms and  provisions  of this Plan shall be interpreted and defined in a manner  consistent  with the provisions and  definitions  contained in (i) the
1940 Act, (ii) the Rule,  (iii) Rule 2830 of the Conduct Rules of the National  Association  of Securities  Dealers,
Inc.,  or any  applicable  amendment or successor to such rule (the "NASD  Conduct  Rules") and (iv) any  conditions pertaining either to  distribution-related  expenses or to a plan of distribution to which the Fund is subject under any order on which the Fund relies, issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2.       Definitions.  As used in this Plan, the following terms shall have the following meanings:
         -----------

         (a)      "Recipient"  shall  mean any  broker,  dealer,  bank or other  person  or  entity  which:  (i) has rendered  assistance  (whether  direct,  administrative  or both) in the  distribution  of  Shares  or has  provided administrative  support  services with respect to Shares held by Customers  (defined  below) of the Recipient;  (ii)
shall furnish the Distributor  (on behalf of the Fund) with such  information as the  Distributor  shall  reasonably request to answer such  questions as may arise  concerning  the sale of Shares;  and (iii) has been  selected by the
Distributor to receive payments under the Plan.

         (b)      "Independent  Trustees"  shall  mean the  members  of the  Fund's  Board of  Trustees  who are not
"interested  persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating to this Plan.

         (c)      "Customers"  shall mean such brokerage or other customers or investment  advisory or other clients of a  Recipient,  and/or  accounts  as to which such  Recipient  provides  administrative  support  services or is a custodian or other fiduciary.

         (d)      "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned beneficially or of record by: (i) such Recipient,  or (ii) such Recipient's  Customers,  but in no event shall any such Shares be deemed owned by more than one  Recipient  for  purposes  of this Plan.  In the event  that more than one  person or entity  would otherwise  qualify as  Recipients as to the same Shares,  the Recipient  which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.       Payments for Distribution Assistance and Administrative Support Services.
         -------------------------------------------------------------------------

         (a)      Payments  to  the  Distributor.  In  consideration  of  the  payments  made  by  the  Fund  to the
                  -------------------------------
Distributor  under this Plan,  the  Distributor  shall  provide  administrative  support  services and  distribution services to the Fund. Such services include  distribution  assistance and  administrative  support services rendered in  connection  with  Shares  (1) sold in  purchase  transactions,  (2)  issued in  exchange  for  shares of another investment company for which the Distributor serves as distributor or  sub-distributor,  or (3) issued pursuant to a plan of  reorganization  to  which  the Fund is a party.  If the  Board  believes  that the  Distributor  may not be rendering  appropriate  distribution  assistance or  administrative  support services in connection with the sale of
Shares,  then the Distributor,  at the request of the Board,  shall provide the Board with a written report or other information to verify that the  Distributor  is providing  appropriate  services in this regard.  For such services, the Fund will make the following payments to the Distributor:

                  (i)  Administrative  Support  Service  Fees.  Within  forty-five  (45)  days  of the  end of  each
                       ---------------------------------------
calendar  quarter,  the Fund will make payments in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average  during that calendar  quarter of the  aggregate  net asset value of the Shares  computed as of the close of each  business day (the  "Service  Fee").  Such  Service Fee payments  received  from the Fund will  compensate  the
Distributor for providing  administrative  support  services with respect to Accounts.  The  administrative  support services in connection with Accounts may include,  but shall not be limited to, the administrative  support services that a Recipient may render as described in Section 3(b)(i) below.

                  (ii)  Distribution  Assistance Fees  (Asset-Based  Sales Charge).  Within ten (10) days of the end
                        -----------------------------------------------------------
of each month,  the Fund will make  payments in the aggregate  amount of 0.02083%  (0.25% on an annual basis) of the average  during the month of the aggregate  net asset value of Shares  computed as of the close of each business day
(the  "Asset-Based  Sales Charge").  Such Asset-Based  Sales Charge payments  received from the Fund will compensate the Distributor for providing distribution assistance in connection with the sale of Shares.

                  The  distribution  assistance  services to be rendered by the  Distributor in connection  with the
Shares may  include,  but shall not be limited  to, the  following:  (i) paying  sales  commissions  to any  broker, dealer,  bank or other  person or entity  that sells  Shares,  and/or  paying  such  persons  "Advance  Service  Fee
Payments" (as defined below) in advance of, and/or in amounts  greater than, the amount provided for in Section 3(b)
of  this  Agreement;  (ii)  paying  compensation  to and  expenses  of  personnel  of the  Distributor  who  support distribution  of  Shares  by  Recipients;  (iii)  obtaining  financing  or  providing  such  financing  from its own resources,  or from an  affiliate,  for the interest and other  borrowing  costs of the  Distributor's  unreimbursed expenses incurred in rendering  distribution  assistance and  administrative  support services to the Fund; and (iv)
paying other direct  distribution  costs,  including without  limitation the costs of sales literature,  advertising
and   prospectuses   (other  than  those   prospectuses   furnished  to  current   holders  of  the  Fund's   shares
("Shareholders")) and state "blue sky" registration expenses.
(b)      Payments to Recipients.  The  Distributor is authorized  under the Plan to pay Recipients (1)  distribution
--------------------------------
assistance  fees for rendering  distribution  assistance  in  connection  with the sale of Shares and/or (2) service fees for rendering  administrative  support  services with respect to Accounts.  However,  no such payments shall be made to any  Recipient for any quarter in which its  Qualified  Holdings do not equal or exceed,  at the end of such quarter,  the  minimum  amount  ("Minimum  Qualified  Holdings"),  if any,  that may be set  from  time to time by a majority of the Independent  Trustees.  All fee payments made by the Distributor  hereunder are subject to reduction or chargeback so that the aggregate  service fee payments and Advance  Service Fee Payments do not exceed the limits on payments to Recipients  that are, or may be, imposed by the NASD Conduct  Rules.  The  Distributor  may make Plan payments to any  "affiliated  person"  (as defined in the 1940 Act) of the  Distributor  if such  affiliated  person qualifies as a Recipient or retain such payments if the Distributor qualifies as a Recipient.

                  In  consideration of the services  provided by Recipients,  the Distributor may make the following payments to Recipients:

                  (i) Service Fee. In  consideration  of  administrative  support  services  provided by a Recipient
                      -----------
during a calendar  quarter,  the  Distributor  shall make service fee payments to that Recipient  quarterly,  within forty-five  (45)  days of the end of each  calendar  quarter,  at a rate not to exceed  0.0625%  (0.25% on an annual basis) of the average  during the calendar  quarter of the aggregate  net asset value of Shares,  computed as of the close of each business day,  constituting  Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

                  Alternatively,  the Distributor may, at its sole option,  make the following  service fee payments to any Recipient  quarterly,  within forty-five (45) days of the end of each calendar quarter:  (A) "Advance Service
Fee  Payments" at a rate not to exceed 0.25% of the average  during the calendar  quarter of the aggregate net asset value of Shares,  computed  as of the close of  business  on the day such  Shares are sold,  constituting  Qualified
Holdings,  sold by the Recipient during that quarter and owned  beneficially or of record by the Recipient or by its
Customers,  plus (B) service fee payments at a rate not to exceed  0.0625% (0.25% on an annual basis) of the average during the calendar  quarter of the aggregate  net asset value of Shares,  computed as of the close of each business day,  constituting  Qualified  Holdings owned  beneficially  or of record by the Recipient or by its Customers for a period of more than one (1) year. At the  Distributor's  sole option,  Advance Service Fee Payments may be made more often than quarterly,  and sooner than the end of the calendar  quarter.  In the event Shares are redeemed less than one year after the date such Shares were sold,  the  Recipient  is obligated  to and will repay the  Distributor  on demand a pro rata  portion of such  Advance  Service Fee  Payments,  based on the ratio of the time such Shares were held to one (1) year.

                  The  administrative  support services to be rendered by Recipients in connection with the Accounts may  include,  but shall not be  limited  to,  the  following:  answering  routine  inquiries  concerning  the Fund, assisting  in the  establishment  and  maintenance  of accounts or  sub-accounts  in the Fund and  processing  Share redemption  transactions,  making the Fund's investment plans and dividend payment options available,  and providing such other  information  and services in connection  with the rendering of personal  services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.
                  (ii)  Distribution   Assistance  Fee  (Asset-Based   Sales  Charge)   Payments.   Irrespective  of
                        -------------------------------------------------------------------------
whichever  alternative  method of making  service fee payments to  Recipients  is selected by the  Distributor,  the
Distributor may, at its sole option, make distribution  assistance fee payments to each Recipient quarterly,  within forty-five  (45) days after the end of each calendar  quarter,  at a rate not to exceed  0.0625% (0.25% on an annual basis) of the average  during the calendar  quarter of the  aggregate  net asset value of Shares  computed as of the close of each business day constituting  Qualified  Holdings owned beneficially or of record by the Recipient or its
Customers  for a period  of more than one (1)  year.  Distribution  assistance  fee  payments  shall be made only to
Recipients that are registered with the SEC as a broker-dealer or are exempt from registration.

                  The  distribution  assistance  to be rendered by the  Recipients  in  connection  with the sale of
Shares may include,  but shall not be limited to, the following:  distributing  sales  literature  and  prospectuses other than those furnished to current  Shareholders,  providing  compensation to and paying expenses of personnel of the Recipient who support the  distribution  of Shares by the Recipient,  and providing such other  information  and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

         (c)      A  majority  of the  Independent  Trustees  may at any time or from time to time (i)  increase  or decrease the rate of fees to be paid to the  Distributor or to any Recipient,  but not to exceed the rates set forth above,  and/or (ii) direct the Distributor to increase or decrease any Minimum  Holding  Period,  any maximum period set by a majority  of the  Independent  Trustees  during  which fees will be paid on Shares  constituting  Qualified
Holdings owned  beneficially  or of record by a Recipient or by its Customers  (the "Maximum  Holding  Period"),  or
Minimum  Qualified  Holdings.  The  Distributor  shall  notify all  Recipients  of any Minimum  Qualified  Holdings,
Maximum  Holding  Period  and  Minimum  Holding  Period  that are  established  and the rate of  payments  hereunder applicable to  Recipients,  and shall provide each  Recipient  with written notice within thirty (30) days after any change  in these  provisions.  Inclusion  of such  provisions  or a change in such  provisions  in a  supplement  or amendment to or revision of the prospectus of the Fund shall constitute sufficient notice.

         (d)      The  Service  Fee and the  Asset-Based  Sales  Charge  on  Shares  are  subject  to  reduction  or elimination under the limits to which the Distributor is, or may become, subject under the NASD Conduct Rules.

         (e)      Under the Plan,  payments may also be made to Recipients:  (i) by  OppenheimerFunds,  Inc. ("OFI")
from its own  resources  (which may include  profits  derived from the advisory fee it receives  from the Fund),  or
(ii) by the Distributor (a subsidiary of OFI),  from its own resources,  from  Asset-Based  Sales Charge payments or from the proceeds of its borrowings, in either case, in the discretion of OFI or the Distributor, respectively.

         (f)      Recipients  are  intended to have certain  rights as  third-party  beneficiaries  under this Plan, subject  to the  limitations  set forth  below.  It may be  presumed  that a  Recipient  has  provided  distribution assistance or  administrative  support services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares  that  entitle  it to  payments  under the Plan.  If either the  Distributor  or the Board  believe  that, notwithstanding  the  level of  Qualified  Holdings,  a  Recipient  may not be  rendering  appropriate  distribution assistance  in  connection  with the sale of  Shares or  administrative  support  services  for  Accounts,  then the
Distributor,  at the  request  of the Board,  shall  require  the  Recipient  to  provide a written  report or other information to verify that said Recipient is providing appropriate  distribution  assistance and/or services in this regard.  If the  Distributor  or the Board of Trustees  still is not  satisfied  after the  receipt of such  report, either may take  appropriate  steps to terminate the  Recipient's  status as a Recipient  under the Plan,  whereupon such Recipient's rights as a third-party  beneficiary hereunder shall terminate.  Additionally,  in their discretion a majority of the Fund's  Independent  Trustees at any time may remove any broker,  dealer,  bank or other person or entity as a  Recipient,  whereupon  such  person's or entity's  rights as a  third-party  beneficiary  hereof  shall terminate.  Notwithstanding  any other  provision  of this Plan,  this Plan does not obligate or in any way make the
Fund liable to make any payment  whatsoever  to any person or entity  other than  directly to the  Distributor.  The
Distributor  has no  obligation  to pay any Service Fees or  Distribution  Assistance  Fees to any  Recipient if the
Distributor has not received payment of Service Fees or Distribution Assistance Fees from the Fund.

4.       Selection  and  Nomination  of Trustees.  While this Plan is in effect,  the  selection  and  nomination of
         ---------------------------------------
persons to be Trustees of the Fund who are not "interested  persons" of the Fund  ("Disinterested  Trustees")  shall be committed to the discretion of the incumbent Disinterested  Trustees.  Nothing herein shall prevent the incumbent
Disinterested  Trustees from  soliciting  the views or the  involvement of others in such selection or nomination as long as the final  decision  on any such  selection  and  nomination  is  approved  by a majority  of the  incumbent
Disinterested Trustees.

5.       Reports.  While this Plan is in effect,  the  Treasurer of the Fund shall  provide  written  reports to the
         -------
Fund's Board for its review,  detailing  the amount of all  payments  made under this Plan and the purpose for which the  payments  were made.  The  reports  shall be provided  quarterly,  and shall state  whether all  provisions  of
Section 3 of this Plan have been complied with.

6.       Related  Agreements.  Any agreement  related to this Plan shall be in writing and shall  provide that:  (i)
         -------------------
such  agreement  may be  terminated  at any time,  without  payment of any  penalty,  by a vote of a majority of the
Independent  Trustees  or by a vote of the  holders  of a  "majority"  (as  defined  in the 1940 Act) of the  Fund's outstanding  voting Class N shares;  (ii) such  termination  shall be on not more than sixty days' written notice to any  other  party  to the  agreement;  (iii)  such  agreement  shall  automatically  terminate  in the  event of its
"assignment"  (as defined in the 1940 Act);  (iv) such agreement shall go into effect when approved by a vote of the
Board and its  Independent  Trustees cast in person at a meeting called for the purpose of voting on such agreement;
and (v) such agreement shall,  unless  terminated as herein  provided,  continue in effect from year to year only so long as such  continuance  is  specifically  approved at least  annually by a vote of the Board and its  Independent
Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7.       Effectiveness,  Continuation,  Termination  and  Amendment.  This Plan has been  approved  by a vote of the
         -----------------------------------------------------------
Board and of its  Independent  Trustees cast in person at a meeting  called on October 12, 2000,  for the purpose of voting on this Plan and shall take effect as of the date first set forth above.  Unless  terminated  as  hereinafter provided,  it shall continue in effect until renewed by the Board in accordance  with the Rule and  thereafter  from year to year or as the Board may otherwise  determine but only so long as such continuance is specifically  approved at least  annually by a vote of the Board and its  Independent  Trustees cast in person at a meeting  called for the purpose of voting on such continuance.
         This Plan may not be amended to  increase  materially  the amount of  payments  to be made under this Plan, without  approval of the Class N Shareholders at a meeting called for that purpose and all material  amendments must be approved by a vote of the Board and of the Independent Trustees.

         This Plan may be  terminated  at any time by a vote of a majority  of the  Independent  Trustees  or by the vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  Class N voting shares.
In the event of such  termination,  the Board and its Independent  Trustees shall determine  whether the Distributor shall be entitled  to payment  from the Fund of all or a portion of the  Service  Fee and/or the  Asset-Based  Sales
Charge in respect of Shares sold prior to the effective date of such termination.

                                                     Oppenheimer Series Fund, Inc.

                                                     By: ___________________________
                                                              Andrew J. Donohue
                                                              Secretary

                                                     OppenheimerFunds Distributor, Inc.

                                                     By: ___________________________
                                                              Katherine P. Feld
                                                              Vice President and Secretary

N1a\Series\orgdocs\205_12b-1_N(Oct00)_RevApr01.doc.

                                    DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                                        with

                                         OppenheimerFunds Distributor, Inc.

                                                For Class N Shares of

                                            Oppenheimer Series Fund, Inc.

This  Distribution  and Service Plan and Agreement (the "Plan") is dated as of the 12th day of October,  2000 by and between  Oppenheimer  Series  Fund,  Inc.,  on  behalf of its  series,  Oppenheimer  Value  Fund  (the  "Fund")  and
OppenheimerFunds Distributor, Inc. (the "Distributor").

1.       The Plan.  This Plan is the Fund's  written  distribution  and service  plan for Class N shares of the Fund
         ---------
(the  "Shares"),  contemplated  by Rule  12b-1  as it may be  amended  from  time to time  (the  "Rule")  under  the
Investment  Company Act of 1940 (the "1940 Act"),  pursuant to which the Fund will  compensate the  Distributor  for its  services  in  connection  with the  distribution  of  Shares,  and the  personal  service  and  maintenance  of shareholder  accounts that hold Shares  ("Accounts").  The Fund may act as  distributor of securities of which it is the  issuer,  pursuant  to the Rule,  according  to the terms of this Plan.  The terms and  provisions  of this Plan shall be interpreted and defined in a manner  consistent  with the provisions and  definitions  contained in (i) the
1940 Act, (ii) the Rule,  (iii) Rule 2830 of the Conduct Rules of the National  Association  of Securities  Dealers,
Inc.,  or any  applicable  amendment or successor to such rule (the "NASD  Conduct  Rules") and (iv) any  conditions pertaining either to  distribution-related  expenses or to a plan of distribution to which the Fund is subject under any order on which the Fund relies, issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2.       Definitions.  As used in this Plan, the following terms shall have the following meanings:
         -----------

         (a)      "Recipient"  shall  mean any  broker,  dealer,  bank or other  person  or  entity  which:  (i) has rendered  assistance  (whether  direct,  administrative  or both) in the  distribution  of  Shares  or has  provided administrative  support  services with respect to Shares held by Customers  (defined  below) of the Recipient;  (ii)
shall furnish the Distributor  (on behalf of the Fund) with such  information as the  Distributor  shall  reasonably request to answer such  questions as may arise  concerning  the sale of Shares;  and (iii) has been  selected by the
Distributor to receive payments under the Plan.

         (b)      "Independent  Trustees"  shall  mean the  members  of the  Fund's  Board of  Trustees  who are not
"interested  persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating to this Plan.

         (c)      "Customers"  shall mean such brokerage or other customers or investment  advisory or other clients of a  Recipient,  and/or  accounts  as to which such  Recipient  provides  administrative  support  services or is a custodian or other fiduciary.

         (d)      "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned beneficially or of record by: (i) such Recipient,  or (ii) such Recipient's  Customers,  but in no event shall any such Shares be deemed owned by more than one  Recipient  for  purposes  of this Plan.  In the event  that more than one  person or entity  would otherwise  qualify as  Recipients as to the same Shares,  the Recipient  which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.       Payments for Distribution Assistance and Administrative Support Services.
         -------------------------------------------------------------------------

         (a)      Payments  to  the  Distributor.  In  consideration  of  the  payments  made  by  the  Fund  to the
                  -------------------------------
Distributor  under this Plan,  the  Distributor  shall  provide  administrative  support  services and  distribution services to the Fund. Such services include  distribution  assistance and  administrative  support services rendered in  connection  with  Shares  (1) sold in  purchase  transactions,  (2)  issued in  exchange  for  shares of another investment company for which the Distributor serves as distributor or  sub-distributor,  or (3) issued pursuant to a plan of  reorganization  to  which  the Fund is a party.  If the  Board  believes  that the  Distributor  may not be rendering  appropriate  distribution  assistance or  administrative  support services in connection with the sale of
Shares,  then the Distributor,  at the request of the Board,  shall provide the Board with a written report or other information to verify that the  Distributor  is providing  appropriate  services in this regard.  For such services, the Fund will make the following payments to the Distributor:

                  (i)  Administrative  Support  Service  Fees.  Within  forty-five  (45)  days  of the  end of  each
                       ---------------------------------------
calendar  quarter,  the Fund will make payments in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average  during that calendar  quarter of the  aggregate  net asset value of the Shares  computed as of the close of each  business day (the  "Service  Fee").  Such  Service Fee payments  received  from the Fund will  compensate  the
Distributor for providing  administrative  support  services with respect to Accounts.  The  administrative  support services in connection with Accounts may include,  but shall not be limited to, the administrative  support services that a Recipient may render as described in Section 3(b)(i) below.

                  (ii)  Distribution  Assistance Fees  (Asset-Based  Sales Charge).  Within ten (10) days of the end
                        -----------------------------------------------------------
of each month,  the Fund will make  payments in the aggregate  amount of 0.02083%  (0.25% on an annual basis) of the average  during the month of the aggregate  net asset value of Shares  computed as of the close of each business day
(the  "Asset-Based  Sales Charge").  Such Asset-Based  Sales Charge payments  received from the Fund will compensate the Distributor for providing distribution assistance in connection with the sale of Shares.

                  The  distribution  assistance  services to be rendered by the  Distributor in connection  with the
Shares may  include,  but shall not be limited  to, the  following:  (i) paying  sales  commissions  to any  broker, dealer,  bank or other  person or entity  that sells  Shares,  and/or  paying  such  persons  "Advance  Service  Fee
Payments" (as defined below) in advance of, and/or in amounts  greater than, the amount provided for in Section 3(b)
of  this  Agreement;  (ii)  paying  compensation  to and  expenses  of  personnel  of the  Distributor  who  support distribution  of  Shares  by  Recipients;  (iii)  obtaining  financing  or  providing  such  financing  from its own resources,  or from an  affiliate,  for the interest and other  borrowing  costs of the  Distributor's  unreimbursed expenses incurred in rendering  distribution  assistance and  administrative  support services to the Fund; and (iv)
paying other direct  distribution  costs,  including without  limitation the costs of sales literature,  advertising
and   prospectuses   (other  than  those   prospectuses   furnished  to  current   holders  of  the  Fund's   shares
("Shareholders")) and state "blue sky" registration expenses.

(c)      Payments to Recipients.  The  Distributor is authorized  under the Plan to pay Recipients (1)  distribution
--------------------------------
assistance  fees for rendering  distribution  assistance  in  connection  with the sale of Shares and/or (2) service fees for rendering  administrative  support  services with respect to Accounts.  However,  no such payments shall be made to any  Recipient for any quarter in which its  Qualified  Holdings do not equal or exceed,  at the end of such quarter,  the  minimum  amount  ("Minimum  Qualified  Holdings"),  if any,  that may be set  from  time to time by a majority of the Independent  Trustees.  All fee payments made by the Distributor  hereunder are subject to reduction or chargeback so that the aggregate  service fee payments and Advance  Service Fee Payments do not exceed the limits on payments to Recipients  that are, or may be, imposed by the NASD Conduct  Rules.  The  Distributor  may make Plan payments to any  "affiliated  person"  (as defined in the 1940 Act) of the  Distributor  if such  affiliated  person qualifies as a Recipient or retain such payments if the Distributor qualifies as a Recipient.

                  In  consideration of the services  provided by Recipients,  the Distributor may make the following payments to Recipients:

                  (i) Service Fee. In  consideration  of  administrative  support  services  provided by a Recipient
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during a calendar  quarter,  the  Distributor  shall make service fee payments to that Recipient  quarterly,  within forty-five  (45)  days of the end of each  calendar  quarter,  at a rate not to exceed  0.0625%  (0.25% on an annual basis) of the average  during the calendar  quarter of the aggregate  net asset value of Shares,  computed as of the close of each business day,  constituting  Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

                  Alternatively,  the Distributor may, at its sole option,  make the following  service fee payments to any Recipient  quarterly,  within forty-five (45) days of the end of each calendar quarter:  (A) "Advance Service
Fee  Payments" at a rate not to exceed 0.25% of the average  during the calendar  quarter of the aggregate net asset value of Shares,  computed  as of the close of  business  on the day such  Shares are sold,  constituting  Qualified
Holdings,  sold by the Recipient during that quarter and owned  beneficially or of record by the Recipient or by its
Customers,  plus (B) service fee payments at a rate not to exceed  0.0625% (0.25% on an annual basis) of the average during the calendar  quarter of the aggregate  net asset value of Shares,  computed as of the close of each business day,  constituting  Qualified  Holdings owned  beneficially  or of record by the Recipient or by its Customers for a period of more than one (1) year. At the  Distributor's  sole option,  Advance Service Fee Payments may be made more often than quarterly,  and sooner than the end of the calendar  quarter.  In the event Shares are redeemed less than one year after the date such Shares were sold,  the  Recipient  is obligated  to and will repay the  Distributor  on demand a pro rata  portion of such  Advance  Service Fee  Payments,  based on the ratio of the time such Shares were held to one (1) year.

                  The  administrative  support services to be rendered by Recipients in connection with the Accounts may  include,  but shall not be  limited  to,  the  following:  answering  routine  inquiries  concerning  the Fund, assisting  in the  establishment  and  maintenance  of accounts or  sub-accounts  in the Fund and  processing  Share redemption  transactions,  making the Fund's investment plans and dividend payment options available,  and providing such other  information  and services in connection  with the rendering of personal  services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.
                  (ii)  Distribution   Assistance  Fee  (Asset-Based   Sales  Charge)   Payments.   Irrespective  of
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whichever  alternative  method of making  service fee payments to  Recipients  is selected by the  Distributor,  the
Distributor may, at its sole option, make distribution  assistance fee payments to each Recipient quarterly,  within forty-five  (45) days after the end of each calendar  quarter,  at a rate not to exceed  0.0625% (0.25% on an annual basis) of the average  during the calendar  quarter of the  aggregate  net asset value of Shares  computed as of the close of each business day constituting  Qualified  Holdings owned beneficially or of record by the Recipient or its
Customers  for a period  of more than one (1)  year.  Distribution  assistance  fee  payments  shall be made only to
Recipients that are registered with the SEC as a broker-dealer or are exempt from registration.

                  The  distribution  assistance  to be rendered by the  Recipients  in  connection  with the sale of
Shares may include,  but shall not be limited to, the following:  distributing  sales  literature  and  prospectuses other than those furnished to current  Shareholders,  providing  compensation to and paying expenses of personnel of the Recipient who support the  distribution  of Shares by the Recipient,  and providing such other  information  and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

         (c)      A  majority  of the  Independent  Trustees  may at any time or from time to time (i)  increase  or decrease the rate of fees to be paid to the  Distributor or to any Recipient,  but not to exceed the rates set forth above,  and/or (ii) direct the Distributor to increase or decrease any Minimum  Holding  Period,  any maximum period set by a majority  of the  Independent  Trustees  during  which fees will be paid on Shares  constituting  Qualified
Holdings owned  beneficially  or of record by a Recipient or by its Customers  (the "Maximum  Holding  Period"),  or
Minimum  Qualified  Holdings.  The  Distributor  shall  notify all  Recipients  of any Minimum  Qualified  Holdings,
Maximum  Holding  Period  and  Minimum  Holding  Period  that are  established  and the rate of  payments  hereunder applicable to  Recipients,  and shall provide each  Recipient  with written notice within thirty (30) days after any change  in these  provisions.  Inclusion  of such  provisions  or a change in such  provisions  in a  supplement  or amendment to or revision of the prospectus of the Fund shall constitute sufficient notice.

         (d)      The  Service  Fee and the  Asset-Based  Sales  Charge  on  Shares  are  subject  to  reduction  or elimination under the limits to which the Distributor is, or may become, subject under the NASD Conduct Rules.

         (e)      Under the Plan,  payments may also be made to Recipients:  (i) by  OppenheimerFunds,  Inc. ("OFI")
from its own  resources  (which may include  profits  derived from the advisory fee it receives  from the Fund),  or
(ii) by the Distributor (a subsidiary of OFI),  from its own resources,  from  Asset-Based  Sales Charge payments or from the proceeds of its borrowings, in either case, in the discretion of OFI or the Distributor, respectively.

         (f)      Recipients  are  intended to have certain  rights as  third-party  beneficiaries  under this Plan, subject  to the  limitations  set forth  below.  It may be  presumed  that a  Recipient  has  provided  distribution assistance or  administrative  support services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares  that  entitle  it to  payments  under the Plan.  If either the  Distributor  or the Board  believe  that, notwithstanding  the  level of  Qualified  Holdings,  a  Recipient  may not be  rendering  appropriate  distribution assistance  in  connection  with the sale of  Shares or  administrative  support  services  for  Accounts,  then the
Distributor,  at the  request  of the Board,  shall  require  the  Recipient  to  provide a written  report or other information to verify that said Recipient is providing appropriate  distribution  assistance and/or services in this regard.  If the  Distributor  or the Board of Trustees  still is not  satisfied  after the  receipt of such  report, either may take  appropriate  steps to terminate the  Recipient's  status as a Recipient  under the Plan,  whereupon such Recipient's rights as a third-party  beneficiary hereunder shall terminate.  Additionally,  in their discretion a majority of the Fund's  Independent  Trustees at any time may remove any broker,  dealer,  bank or other person or entity as a  Recipient,  whereupon  such  person's or entity's  rights as a  third-party  beneficiary  hereof  shall terminate.  Notwithstanding  any other  provision  of this Plan,  this Plan does not obligate or in any way make the
Fund liable to make any payment  whatsoever  to any person or entity  other than  directly to the  Distributor.  The
Distributor  has no  obligation  to pay any Service Fees or  Distribution  Assistance  Fees to any  Recipient if the
Distributor has not received payment of Service Fees or Distribution Assistance Fees from the Fund.

4.       Selection  and  Nomination  of Trustees.  While this Plan is in effect,  the  selection  and  nomination of
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persons to be Trustees of the Fund who are not "interested  persons" of the Fund  ("Disinterested  Trustees")  shall be committed to the discretion of the incumbent Disinterested  Trustees.  Nothing herein shall prevent the incumbent
Disinterested  Trustees from  soliciting  the views or the  involvement of others in such selection or nomination as long as the final  decision  on any such  selection  and  nomination  is  approved  by a majority  of the  incumbent
Disinterested Trustees.

5.       Reports.  While this Plan is in effect,  the  Treasurer of the Fund shall  provide  written  reports to the
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Fund's Board for its review,  detailing  the amount of all  payments  made under this Plan and the purpose for which the  payments  were made.  The  reports  shall be provided  quarterly,  and shall state  whether all  provisions  of
Section 3 of this Plan have been complied with.

6.       Related  Agreements.  Any agreement  related to this Plan shall be in writing and shall  provide that:  (i)
         -------------------
such  agreement  may be  terminated  at any time,  without  payment of any  penalty,  by a vote of a majority of the
Independent  Trustees  or by a vote of the  holders  of a  "majority"  (as  defined  in the 1940 Act) of the  Fund's outstanding  voting Class N shares;  (ii) such  termination  shall be on not more than sixty days' written notice to any  other  party  to the  agreement;  (iii)  such  agreement  shall  automatically  terminate  in the  event of its
"assignment"  (as defined in the 1940 Act);  (iv) such agreement shall go into effect when approved by a vote of the
Board and its  Independent  Trustees cast in person at a meeting called for the purpose of voting on such agreement;
and (v) such agreement shall,  unless  terminated as herein  provided,  continue in effect from year to year only so long as such  continuance  is  specifically  approved at least  annually by a vote of the Board and its  Independent
Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7.       Effectiveness,  Continuation,  Termination  and  Amendment.  This Plan has been  approved  by a vote of the
         -----------------------------------------------------------
Board and of its  Independent  Trustees cast in person at a meeting  called on October 12, 2000,  for the purpose of voting on this Plan and shall take effect as of the date first set forth above.  Unless  terminated  as  hereinafter provided,  it shall continue in effect until renewed by the Board in accordance  with the Rule and  thereafter  from year to year or as the Board may otherwise  determine but only so long as such continuance is specifically  approved at least  annually by a vote of the Board and its  Independent  Trustees cast in person at a meeting  called for the purpose of voting on such continuance.
         This Plan may not be amended to  increase  materially  the amount of  payments  to be made under this Plan, without  approval of the Class N Shareholders at a meeting called for that purpose and all material  amendments must be approved by a vote of the Board and of the Independent Trustees.

         This Plan may be  terminated  at any time by a vote of a majority  of the  Independent  Trustees  or by the vote of the holders of a "majority"  (as defined in the 1940 Act) of the Fund's  outstanding  Class N voting shares.
In the event of such  termination,  the Board and its Independent  Trustees shall determine  whether the Distributor shall be entitled  to payment  from the Fund of all or a portion of the  Service  Fee and/or the  Asset-Based  Sales
Charge in respect of Shares sold prior to the effective date of such termination.

                                                     Oppenheimer Series Fund, Inc.

                                                     By: ___________________________
                                                              Andrew J. Donohue
                                                              Secretary

                                                     OppenheimerFunds Distributor, Inc.

                                                     By: ___________________________
                                                              Katherine P. Feld
                                                              Vice President and Secretary

N1a\Series\orgdocs\375_12b-1_N(Oct00)_RevApr01.doc.